                                                                    EXHIBIT 99.2


                THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT
          ATLANTA, GEORGIA TIME, ON SEPTEMBER 17, 1999, UNLESS EXTENDED

                              LETTER OF TRANSMITTAL
                             TO ACCOMPANY SHARES OF
                                 COMMON STOCK OF

                            KRUG INTERNATIONAL CORP.

                   TENDERED PURSUANT TO THE OFFERING CIRCULAR
                              DATED AUGUST 20, 1999

                    (PLEASE READ THE INSTRUCTIONS CAREFULLY)

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) AND ALL OTHER DOCUMENTS AND INSTRUMENTS REQUIRED HEREBY SHOULD BE SENT OR DELIVERED TO THE EXCHANGE AND INFORMATION AGENT AT ONE OF THE ADDRESSES SET FORTH BELOW. TENDERS MUST BE RECEIVED BY THE EXCHANGE AND INFORMATION AGENT PRIOR TO 12:00 MIDNIGHT, ATLANTA, GEORGIA TIME, ON SEPTEMBER 17, 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                       The Exchange and Information Agent

                            FIRST UNION NATIONAL BANK

By Registered or Certified Mail:            By Facsimile:          By Hand or Overnight Courier:
      First Union Customer                  (704) 590-7628              First Union Customer
       Information Center                                                Information Center
        Corporate Trust                 Confirm by Telephone:             Corporate Trust
       Operations-NC1153                    (704) 590-7408               Operations-NC1153
1525 West W.T. Harris Blvd., 3C3                                  1525 West W.T. Harris Blvd., 3C3
    Charlotte, NC 28288-1153                  Telephone:              Charlotte, NC 28262-1153
    Attention: Michael Klotz                1-800-829-8432            Attention: Michael Klotz


DELIVERY TO ANY ADDRESS OTHER THAN AS SET FORTH HEREIN WILL NOT CONSTITUTE VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by Holders of shares of Common Stock (as defined below) only (a) if certificates for such shares are to be forwarded herewith or (b) if delivery of such shares is to be made by book-entry transfer to the account maintained by the Exchange and Information Agent at The Depository Trust Company ("DTC"), (the "Book-Entry Facility") pursuant to the procedures set forth under the caption "The Exchange Offer--How to Tender" in KRUG's Offering Circular dated August 20, 1999. Delivery of documents to a Book-Entry Facility does not constitute delivery to the Exchange and Information Agent.

         Holders of shares whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their shares into the Exchange and Information Agent's account at a Book-Entry Facility and all other documents required hereby to the Exchange and Information Agent on or prior to the Expiration Date must tender their shares pursuant to the guaranteed delivery procedure set forth under the caption "The Exchange Offer--How to Tender" in the Offering Circular. See Instruction 2 herein.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.)

[ ] CHECK HERE IF TENDERED SHARES OF THE COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AND INFORMATION AGENT WITH THE BOOK-ENTRY FACILITY SPECIFIED BELOW AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

[ ]      DTC

Transaction Code Number_________________________________________________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AND INFORMATION AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)__________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Institution which Guaranteed Delivery___________________________________


                      IF DELIVERED BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution___________________________________________________

Account Number:_________________________________________________________________

[ ]       DTC

------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------

IF BLANK, PLEASE PRINT
  NAME AND ADDRESS OF                                            CERTIFICATE(S) TENDERED
   REGISTERED HOLDER                                   (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                TOTAL NUMBER OF SHARES             NUMBER OF SHARES
                                        CERTIFICATE NUMBER(S)*  REPRESENTED BY CERTIFICATE(S)*     TENDERED**

                                        --------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------
                                        TOTAL SHARES:
------------------------------------------------------------------------------------------------------------------------
* Need not be completed by Book-Entry Shareholders.
** All Shares tendered by certificates surrendered shall be deemed tendered unless a lesser number is specified in this column.  See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN REPLACING THEM. THE EXCHANGE AND INFORMATION AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS. (SEE INSTRUCTION 9.)

[ ] CHECK HERE IF YOU HOLD FEWER THAN 100 SHARES OF COMMON STOCK AS OF AUGUST 13, 1999 AND YOU WISH TO TENDER ALL OF YOUR SHARES IN EXCHANGE FOR A CASH PAYMENT OF $2.00 PER SHARE.

Ladies and Gentlemen:

         Pursuant to the terms and subject to the conditions of the Exchange Offer (as described below) of KRUG International Corp. ("KRUG"), to Holders of the KRUG's common stock without par value (the "Common Stock"), as set forth in the Offering Circular dated August 20, 1999 (the "Offering Circular") and this Letter of Transmittal (which, together with the Offering Circular, constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the signer of this Letter of Transmittal (the "Holder") hereby accepts the Exchange Offer and tenders the shares of the Common Stock listed on this Letter of Transmittal. The Holder acknowledges that he or she will receive, for each share of Common Stock tendered (a) $5 Principal Amount of Senior Subordinated Zero Coupon Notes due July 1, 2007 (the "Notes") and (b) one-fourth of a Warrant, each whole Warrant entitling the Holder to purchase one share of Common Stock for $3.875, exercisable October 1, 2000 through September 30, 2002 (collectively, the "Exchange Consideration"), unless the Holder holds less than 100 shares and elects to tender all of his or her shares for cash consideration of $2.00 per share.

         KRUG will not accept for exchange more than 2,500,000 shares of Common Stock. In the case of oversubscription, Common Stock properly tendered and not withdrawn will be accepted on a pro rata basis, in conformity with Rule 13e-4 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All Common Stock validly tendered for cash and not withdrawn prior to the Expiration Date by persons who owned of record as of August 13, 1999 an aggregate of 99 or fewer shares of Common Stock, and who validly tendered all their shares of Common Stock prior to the Expiration Date, will be accepted before proration, if any, of the exchange of other tendered shares of Common Stock. Partial tenders will not qualify for this preference, and it is not available to Holders who owned of record in the aggregate 100 or more shares of Common Stock, even though such Holders have separate stock certificates for fewer than 100 shares of Common Stock.

         Accordingly, subject to, and effective upon, acceptance for exchange of the shares of Common Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer, the Holder hereby sells, assigns and transfers to KRUG all right, title and interest in and to all of the shares of Common Stock that are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange and Information Agent the true and lawful agent and attorney-in-fact of the Holder with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for shares of Common Stock tendered hereby or transfer ownership of such shares on the account books maintained by any Book-Entry Facility together, in either such case, with the accompany evidences of transfer and authority, to KRUG upon the receipt by the Exchange and Information Agent, as the Holder's agent, of the consideration therefor pursuant to the Exchange Offer, (ii) present such shares for registration and transfer on the books of KRUG, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares.

         THE HOLDER HEREBY REPRESENTS AND WARRANTS THAT THE HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SHARES OF COMMON STOCK TENDERED HEREBY, THAT KRUG WILL ACQUIRE GOOD AND UNENCUMBERED TITLE TO SUCH TENDERED SHARES,

FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SHARES OF COMMON STOCK TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIM OR PROXIES WHEN THE SAME ARE ACCEPTED BY KRUG. THE HOLDER WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY KRUG OR THE EXCHANGE AND INFORMATION AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE SHARES OF COMMON STOCK TENDERED HEREBY.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the Holder and any obligation of the Holder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Holder. Except as stated in the Offering Circular, this tender is irrevocable.

         A tender of shares pursuant to the procedures described in the Offering Circular and in the instructions hereto will constitute the Holder's acceptance of the terms and conditions of the Exchange Offer and a binding agreement between the tendering shareholder and KRUG upon the terms and subject to the conditions of the Exchange Offer. The Holder recognizes that, under certain circumstances set forth in the Offering Circular, KRUG may not be required to accept any of the shares of Common Stock tendered for exchange hereby. Unless otherwise indicated in the box entitled "Special Issuance Instructions", the Holder hereby directs any Notes, any certificates for Warrants, any certificates for any shares of Common Stock not exchanged and any check to be issued for cash be issued in the name of the Holder. The Holder understands that Holders who tender shares of the Common Stock by book-entry transfer ("Book-Entry Shareholders") may request that any shares of the Common Stock not exchanged will be returned by crediting the account maintained by DTC, as such Book-Entry Shareholder may designate, by making an appropriate entry under "Special Issuance Instructions." Unless otherwise indicated in the box entitled "Special Delivery Instructions" the Holder hereby directs that the Notes, any certificates for Warrants, any certificates for any shares of the Common Stock not exchanged and any check to be issued for cash be mailed to the person at the address shown in the box entitled "Description of Shares Tendered". The Holder recognizes that KRUG has no obligation pursuant to the Special Issuance Instructions to transfer any shares of Common Stock from the name(s) of the registered Holder(s) thereof if KRUG does not accept for exchange any of the shares so tendered.

-------------------------------------------------------------------------------
                              SHAREHOLDER SIGN HERE
 (PLEASE COMPLETE SUBSTITUTE FORM W-9 AT THE BACK OF THIS LETTER OF TRANSMITTAL)
               (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED
                             BY INSTRUCTIONS 1 OR 5)
-------------------------------------------------------------------------------

________________________________________________________________________________
(SIGNATURE(S) OF OWNER(S))

Dated ______________, 1999          Holder's Telephone Number  (___) ___ - ____

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on stock certificated(s) or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by an attorney, executor, administrator, trustee or guardian or others acting in a fiduciary capacity, please set forth full title and see Instruction 5.)

                             SIGNATURE(S) GUARANTEED
                           (SEE INSTRUCTIONS 1 AND 5)

(Firm--Please Print)____________________________________________________________

(Authorized Signature)__________________________________________________________

Date____________________________________________________________________________

________________________________________________________________________________


                         SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 2, 4, 5, 6 AND 7)

To be completed ONLY if Notes, certificates for Warrants, certificates for shares of Common Stock not exchanged and cash are to be issued in the name of and mailed to a beneficial owner other than the Holder or if shares of Common Stock tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained by DTC.


                              Issue certificates to

________________________________________________________________________________
                              NAME--(PLEASE PRINT)

________________________________________________________________________________
                                    (ADDRESS)

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)




                          SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

To be completed ONLY if Notes, certificates for Warrants, certificates for shares of Common Stock not exchanged and cash are to be sent to someone other than the Holder or to the Holder at an address other than that shown above.


                              Mail certificates to:

________________________________________________________________________________
                              NAME--(PLEASE PRINT)

________________________________________________________________________________
                                    (ADDRESS)

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)


[ ] Credit unexchanged shares of Common Stock tendered by book-entry transfer to the DTC account set forth below:
         Name of Account Party _____________
         Account Number ___________________

[ ]      DTC
         (check one)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER.

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an "Eligible Institution"), unless the Common Stock tendered hereby is tendered (i) by the registered Holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Stock) of such Common Stock who has completed neither the box labeled "Special Issuance Instructions" nor the box labeled "Special Delivery Instructions" herein, or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates representing the tendered Common Stock are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing the unexchanged Common Stock are to be issued or returned to, a person other than the registered owner, then the certificates representing the tendered Common Stock must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on such certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. In order to participate in the Exchange Offer, a shareholder must properly complete and duly execute (with signatures guaranteed if required by Instructions 1 or 5) the Letter of Transmittal (or a facsimile thereof) and mail or deliver it, together with the certificate(s) representing the shares of Common Stock to be tendered for exchange (or the Exchange and Information Agent must receive a timely confirmation of a book-entry transfer into the Exchange and Information Agent's account at a Book-Entry Facility) and any other required documents, to the Exchange and Information Agent. The Exchange and Information Agent must receive the foregoing documents and instruments on or prior to the Expiration Date. Delivery of documents to a Book-Entry Facility does not constitute delivery to the Exchange and Information Agent.

         If a shareholder desires to tender shares of Common Stock pursuant to the Exchange Offer and such shareholder's certificate(s) for such shares are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or such shareholder cannot deliver the certificate(s) and all other required documents to the Exchange and Information Agent prior to the Expiration Date, such shares may be tendered if all of the following guaranteed delivery procedures are complied with: (i) such tenders are made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in substantially the form provided by KRUG, is received by the Exchange and Information Agent on or prior to the Expiration Date; and (iii) the certificates for all tendered shares, in proper form for transfer (or confirmation of book-entry transfer of such shares into the Exchange and Information Agent's account at a Book-Entry Facility as described in the Offering Circular), together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, are received by the Exchange and Information Agent within three

American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the caption "The Exchange Offer--How to Tender" in the Offering Circular.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptability of shares of the Common Stock tendered will be determined by KRUG, in its sole discretion, and such determinations will be final and binding. KRUG reserves the right to reject any and all tenders determined by it not to be in proper form or otherwise not valid or the acceptance for exchange of which may, in the opinion of KRUG's counsel, be unlawful. KRUG's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and Instructions thereto) will also be final and binding. KRUG and the Exchange and Information Agent are not under any duty to give notification of any irregularities or defects and shall not incur any liability for failure to give any such notification. Tenders will not be deemed to have been made until such irregularities or defects have been cured or waived. Any tender (including the Letter of Transmittal and stock certificates) that is not properly completed and executed, and as to which irregularities or defects are not cured or waived, will be returned by the Exchange and Information Agent to the tendering shareholder promptly after the Expiration Date (or, in the case of shares delivered by book-entry transfer within a Book-Entry Facility, the tendered shares will be credited to the account maintained within such Book-Entry Facility by the participant and the Book-Entry Facility which delivered such shares).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES OF COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AND INFORMATION AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal or facsimile thereof, waive any rights to receive any notice of the acceptance of their tender.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the numbers of shares should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY SHAREHOLDER). If fewer than all the shares evidenced by any certificate submitted are to be tendered, the number of shares which are to be tendered should be stated in the box entitled "Number of Shares Tendered." New certificate(s) for the remainder of the shares which are evidenced by old certificate(s) will be sent to the registered Holder of the certificate(s) tendered, unless otherwise provided by checking the appropriate box on the Letter of Transmittal, as soon as practicable after the tender has been accepted. All shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder of the certificate(s) tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If the shares of Common Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered shares of Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered Holder(s) of the certificate(s) listed and transmitted hereby, no endorsement of certificates or separate stock powers are required. If, however, any Notes, certificates for Warrants or any certificates for shares of Common Stock not tendered are to be issued to a person other than the registered Holder, then endorsement of certificates transmitted hereby or separate stock powers are required. Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered Holder of the certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered Holder or Holders appear on the certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to KRUG of their authority so to act must be submitted. Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

         6. DELIVERY OF EXCHANGE CONSIDERATION. Delivery of Notes, Warrants and any check to be issued for cash will be made promptly after the Expiration Date for all shares of the Common Stock properly tendered and accepted for exchange by KRUG. The Exchange Consideration will be issued in the name of the registered Holder(s) of the Common Stock and mailed to him or her, unless otherwise provided in the appropriate box on this Letter of Transmittal. In the case of tenders by Notice of Guaranteed Delivery, Exchange Consideration will not be delivered until the Letter of Transmittal, the certificate(s) representing tendered shares relating to such Notice of Guaranteed Delivery (or a timely confirmation of a book-entry transfer of such shares into the Exchange and Information Agent's account at a Book-Entry Facility) and all other required documents have been received by the Exchange and Information Agent.

         7. STOCK TRANSFER TAXES. KRUG will pay all stock transfer taxes, if any, applicable to the exchange of shares tendered and accepted pursuant to the Exchange Offer. If, however, issuance of any Exchange Consideration is to be made to, or (in circumstances permitted hereby) if shares not tendered are to be registered in the name of any person other than the registered Holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered Holder or such person) payable on account of the transfer must be paid to KRUG or the Exchange and Information Agent (or the transferee must establish to the satisfaction of KRUG that such taxes have been paid or need not be paid) before the Exchange Consideration will be issued.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         8. WAIVER OF CONDITIONS. Subject to limitations set forth in the Offering Circular, the conditions of the Exchange Offer may be waived by KRUG, in whole or in part, at any time or from time to time, in KRUG's sole discretion in the case of any shares of Common Stock tendered.

         9. LOST, DESTROYED OR STOLEN CERTIFICATES. If the certificate(s) has
(have) been lost, stolen or destroyed, check the box on the front of this Letter of Transmittal and send the Letter of Transmittal to the Exchange and Information Agent. In such event, the Exchange and Information Agent will forward an Affidavit of Loss and Bond of Indemnity requiring a 2% premium and a $50.00 service charge. You are urged to properly complete and return documents immediately.

         10. REQUESTS FOR ADDITIONAL COPIES. Questions and requests for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of the Offering Circular.

         11. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Exchange and Information Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 enclosed herewith. If a shareholder fails to provide a TIN to the Exchange and Information Agent, such shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments of cash that are made to such shareholder with respect to Common Stock accepted pursuant to the Exchange Offer may be subject to backup withholding of 31%. The "Certificate of Awaiting Taxpayer Identification Number" should be completed if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If such certificate is completed and the Exchange and Information Agent is not provided with a TIN within 60 days, the Exchange and Information Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange and Information Agent. If the Common Stock is in more than one name or is not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH COMMON STOCK CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AND INFORMATION AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Certain shareholders (including, among others, corporations and certain foreign individuals) generally are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange and Information Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

                  PAYER'S NAME: ___________________________________________

-------------------------------------------------------------------------------
     Name as shown on account (if joint account, list first and circle the name of the person or entity whose number you enter below)
-------------------------------------------------------------------------------
     Address
-------------------------------------------------------------------------------
     City, State and Zip Code
-------------------------------------------------------------------------------

                TAXPAYER IDENTIFICATION NUMBER--FOR ALL ACCOUNTS

 SUBSTITUTE                     Enter your taxpayer identification number in
 FORM W-9                       the appropriate box.  For most individuals,
 DEPARTMENT OF                  this is your social security number.  If you
 THE TREASURY                   do not have a number, see the enclosed
 INTERNAL                       Guidelines.
 REVENUE SERVICE                Note: if the account is in more than one
 REQUEST FOR TAXPAYER           name, see the chart in the enclosed Guide-
 IDENTIFICATION NUMBER          lines on which number enter.
 AND CERTIFICATION


Social Security Number:_________________________________________________________

Or Employment Identification Number:____________________________________________

-------------------------------------------------------------------------------
CERTIFICATION.--Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

 Signature _____________________________________________ Date __________________
         (For joint names, only the person whose TIN is shown should sign)

-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE TIN ON SUBSTITUTE FORM W-9.
-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

__________________________________________     _______________________________
                Signature                                   Date
-------------------------------------------------------------------------------

          The Exchange and Information Agent for the Exchange Offer is:

                            FIRST UNION NATIONAL BANK

By Registered or Certified Mail:          By Facsimile:        By Hand or Overnight Courier:
      First Union Customer                (704) 590-7628            First Union Customer
       Information Center                                            Information Center
        Corporate Trust               Confirm by Telephone:           Corporate Trust
       Operations-NC1153                  (704) 590-7408             Operations-NC1153
1525 West W.T. Harris Blvd., 3C3                              1525 West W.T. Harris Blvd., 3C3
    Charlotte, NC 28288-1153                Telephone:            Charlotte, NC 28262-1153
    Attention: Michael Klotz              1-800-829-8432          Attention: Michael Klotz